UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2017
________________________________________________________
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 24, 2017, Platform Specialty Products Corporation (“Platform”) completed a private offering of $550 million aggregate principal amount (the “Offering”) of 5.875% senior notes due 2025 (the “2025 Notes”).
The 2025 Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and unless so registered, these securities may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The 2025 Notes were issued by Platform to Credit Suisse Securities (USA) LLC and the other Initial Purchasers listed in the purchase agreement (collectively, the “Initial Purchasers”), dated November 9, 2017, by and among Platform, the guarantors named therein (the “Guarantors”) and the Initial Purchasers (the “Purchase Agreement”), in a private offering pursuant to Section 4(a)(2) of the Securities Act. The 2025 Notes were thereafter resold by the Initial Purchasers in the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in compliance with Regulation S under the Securities Act only. Platform relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
The 2025 Notes are governed by an indenture, dated November 24, 2017 (the “Indenture”), by and among Platform, the Guarantors and Computershare Trust Company, N.A., as trustee, paying agent and registrar for the 2025 Notes (the “Trustee”).
The 2025 Notes will mature on December 1, 2025, unless earlier redeemed, and bear interest at a rate of 5.875% per year until maturity. Interest will be payable in cash, semi-annually in arrears, on June 1 and December 1 of each year, beginning on June 1, 2018. Platform will make each interest payment to the holders of record to be determined on the immediately preceding May 15 and November 15.
The 2025 Notes and the guarantees, respectively, will be Platform’s and the Guarantors’ senior unsecured obligations and will be (i) effectively subordinated to any of Platform’s and the Guarantors’ existing and future secured indebtedness, including existing and future secured indebtedness under Platform’s Amended and Restated Credit Agreement, to the extent of the value of the collateral securing such secured indebtedness, (ii) pari passu in right of payment with all of Platform’s and the Guarantors’ existing and future senior unsecured indebtedness; (iii) senior in right of payment to all of Platform’s and the Guarantors’ existing and future subordinated indebtedness; and (iv) structurally subordinated to all of the existing and future liabilities, including trade payables, of each of Platform’s non-guarantor subsidiaries.
Platform will have the option to redeem all or a portion of the 2025 Notes at any time on or after December 1, 2020 at the redemption prices set forth in the Indenture. In addition, Platform may, before December 1, 2020, redeem up to 35% of the aggregate principal amount of the 2025 Notes with the net proceeds of certain equity offerings at the redemption price set forth in the Indenture subject to certain conditions. In addition, Platform may redeem all or a portion of the 2025 Notes at any time prior to December 1, 2020 at a price equal to 100% of the principal amount plus a “make-whole” premium plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
The Indenture also provides that Platform and Platform’s restricted subsidiaries may enter into certain limited sale transactions of equity and/or assets (each such transaction, an “Asset Sale”). In the event an Asset Sale occurs while any 2025 Notes remain outstanding, Platform and Platform’s restricted subsidiaries are permitted to apply the net proceeds received from such Asset Sale to certain permitted uses as described in the Indenture. In the event any proceeds of the Asset Sale are not used for a permitted use, and such proceeds exceed $100 million (or $75.0 million on or after the date of the Arysta Unrestricted Designation, as defined below), Platform is required within certain periods following the Asset Sale to make an offer to all holders of the 2025 Notes then outstanding (and to certain holders of any pari passu indebtedness) to purchase the maximum aggregate principal amount of the 2025 Notes (and any such pari passu indebtedness) that may be purchased out of such proceeds at an offer price equal to 100% of the principal amount of the 2025 Notes, plus accrued and unpaid interest, to the date fixed for the closing of such offer.
If a change of control of Platform occurs, unless Platform has previously or concurrently mailed a redemption notice with respect to all the outstanding 2025 Notes, Platform will make an offer to purchase all of the 2025 Notes at a price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of the purchase, subject to the rights of holders of the 2025 Notes of record on the relevant record date to receive interest due on the relevant interest payment date.
The Indenture contains covenants that limit Platform’s ability (and Platform’s restricted subsidiaries’ ability) to, among other things: (i) incur additional indebtedness; (ii) pay dividends and make other distribution or repurchase or redeem capital stock; (iii) prepay, redeem or repurchase certain debt; (iv) make loans and investments; (v) sell, transfer and otherwise dispose of assets; (vi) incur or permit to exist certain liens; (vii) enter into transactions with affiliates; (viii) enter into agreements restricting subsidiaries’ ability to pay dividends; and (ix) consolidate, amalgamate, merge or sell all or substantially all assets.
In connection with the satisfaction of certain financial covenants and other conditions, all of the then direct and indirect subsidiaries constituting Platform's Agricultural Solutions business may be designated as unrestricted subsidiaries and, as applicable, released from their guarantees of the 2025 Notes (the "Arysta Unrestricted Designation"). Subsequent to the Arysta Unrestricted Designation, a sale of Platform's Agricultural Solutions business through the sale of capital stock or assets may be considered a “Qualified Arysta Equity Offering.”  In general, Platform may have the right to use an aggregate amount of net cash proceeds from a Qualified Arysta Equity Offering, not to exceed 50% of such net cash proceeds, for permitted restricted payments (including dividends and repurchases of capital stock) to the extent that an equal amount of net cash proceeds is used to permanently reduce debt in accordance with the Indenture.  In addition, after or contemporaneously with the Arysta Unrestricted Designation, any dividend or distribution of common shares of unrestricted subsidiaries constituting all or part of Platform's Agricultural Solutions business in connection with any cashless spin-off transaction shall not be considered an Asset Sale.
The Indenture provides for customary events of default, which include (subject in certain instances to customary grace and cure periods), among other things:

•	failure to pay any principal when due under the 2025 Notes;

•	failure to pay for 30 days or more any interest when due under the 2025 Notes;

•	failure to observe or perform certain covenants or agreements under the 2025 Notes;

•	a default in or failure to pay certain other indebtedness;

•	failure to pay final judgments for certain amounts of money; and

•	certain bankruptcy events.
If any event of default (other than an event of default involving certain bankruptcy events) occurs and is continuing under the Indenture, the Trustee or the holders of not less than 25% of the aggregate principal amount of all then outstanding 2025 Notes may, subject to certain conditions, declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding 2025 Notes to be due and payable immediately. If an event of default involving certain bankruptcy events occurs, all outstanding 2025 Notes will be due and payable immediately without any action on the part of the Trustee or any holder of 2025 Notes.
Platform has used and intends to use the net proceeds from the offering of the 2025 Notes to pay the consideration for the Tender Offer (as defined in Item 8.01 hereof) and the Redemption (as defined in Item 8.01 hereof), plus accrued and unpaid interest on the November 2015 Notes, if any, along with fees and expenses incurred in connection with the offering of the 2025 Notes, the Tender Offer and the Redemption.
A copy of the Indenture and the form of the Note are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, and are incorporated by reference herein. The foregoing summary description of the Indenture, the form of the Note and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Indenture and the form of the Note.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.
On November 27, 2017, Platform issued a press release announcing the closing of the Offering, a copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.
The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01 Other Events.
On November 22, 2017, Platform issued a press release announcing the early tender results of its previously announced cash tender offer (the “Tender Offer”) and related consent solicitation (the “Consent Solicitation”) for any and all of its outstanding $500,000,000 aggregate principal amount of 10.375% senior notes due 2021, issued on November 10, 2015 (the “2021 Notes”). On November 24, 2017, Platform accepted for purchase a total of $332,358,000 million aggregate principal amount of 2021 Notes, or 66.47% of the total outstanding 2021 Notes, which were validly tendered at or prior to 5:00 p.m., New York City time, on November 22, 2017, pursuant to the Tender Offer. As a result, Platform received the requisite consents in the Consent Solicitation to adopt amendments to the indenture governing the 2021 Notes (the “2021 Indenture”) to, among other things, eliminate substantially all of the restrictive covenants and certain events of default contained in the 2021 Indenture. The Tender Offer will expire at midnight, New York City time, at the end of December 7, 2017, unless extended or earlier terminated by Platform in its sole discretion.
As previously announced, Platform issued a conditional notice of redemption of all outstanding 2021 Notes (the “Redemption”) at the redemption price of 100% of the principal amount thereof plus the Applicable Premium (as defined in, and determined in accordance with, the indenture governing the 2021 Notes), plus accrued and unpaid interest, if any, to, but not including, the redemption date. Platform intends to redeem any and all of the outstanding 2021 Notes on December 8, 2017. Any 2021 Notes not tendered in the Tender Offer will be subject to the Redemption.
A copy of the press release announcing the early tender results is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. The information in this Item 8.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto are for information purposes only and do not constitute an offer to purchase the 2021 Notes.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of November 24, 2017, among Platform, the Guarantors and Computershare Trust Company, N.A.
4.2	Form of 5.875% senior notes due 2025 (included as Exhibit A to Exhibit 4.1 hereto).
99.1	Press release issued on November 27, 2017 announcing the closing of the Offering (furnished only).
99.2	Press release issued on November 22, 2017 announcing the early tender results of the Tender Offer.
Forward Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the current views of Platform about future events and financial performance. Words such as "expect," "anticipate," "project," "will," "should," "believe," "intend," "plan," "estimate," "potential," "target," and similar expressions and variations of such words that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements. Such forward looking statements include, without limitation, statement regarding the completion and timing of the Tender Offer and the redemption, Platform's planned use of any proceeds from the offering of the Notes and its ability to redeem all the 2025 Notes pursuant to the Indenture. All forward-looking statements are made as of the date of this Current Report on Form 8-K and Platform undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results could materially differ from those projected in any forward-looking statements due to numerous factors, including, but not limited to, the risk factors set forth in the periodic reports and other reports filed by Platform with the Securities and Exchange Commission, including Platform's annual report on Form 10-K for the fiscal year ended December 31, 2016 and quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
November 27, 2017	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated as of November 24, 2017, among Platform, the Guarantors and Computershare Trust Company, N.A.
4.2	Form of 5.875% senior notes due 2025 (included as Exhibit A to Exhibit 4.1 hereto).
99.1	Press release issued on November 27, 2017 announcing the closing of the Offering (furnished only).
99.2	Press release issued on November 22, 2017 announcing the early tender results of the Tender Offer.